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                                                                    EXHIBIT 10.6

                                                               [EXECUTION COPY]





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                                LETTER OF CREDIT
                                      AND
                            REIMBURSEMENT AGREEMENT

                                 BY AND BETWEEN

                                   BELK, INC.


                                      AND

                           FIRST UNION NATIONAL BANK

                            DATED AS OF JULY 1, 1998

================================================================================



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                               TABLE OF CONTENTS

             (This Table of Contents is not a part of the Agreement
               but rather is for convenience of reference only.)


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ARTICLE I  DEFINITIONS............................................................................................1
         1.1      Definitions.....................................................................................1

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF THE BORROWER........................................................8
         2.1      Incorporation...................................................................................8
         2.2      Power and Authority.............................................................................8
         2.3      Financial Condition.............................................................................8
         2.4      Title to Assets.................................................................................9
         2.5      Contingent Liabilities..........................................................................9
         2.6      Litigation......................................................................................9
         2.7      Taxes...........................................................................................9
         2.8      Contract or Restriction.........................................................................9
         2.9      Trademarks, Franchises and Licenses.............................................................9
         2.10     No Default.....................................................................................10
         2.11     Governmental Authority.........................................................................10
         2.12     No Untrue Statements...........................................................................10
         2.13     ERISA Requirements.............................................................................10
         2.14     Pollution and Environmental Control; Hazardous Substances......................................10

ARTICLE III  REIMBURSEMENT AND OTHER PAYMENTS....................................................................10
         3.1      Letter of Credit...............................................................................10
         3.2      Reimbursement and Other Payments...............................................................11
         3.3      Tender Advances................................................................................11
         3.4      Commission and Fees............................................................................12
         3.5      Increased Costs Due to Change in Law...........................................................13
         3.6      Computation....................................................................................13
         3.7      Payment Procedure..............................................................................13
         3.8      Business Days..................................................................................13
         3.9      Extension of Expiration Date...................................................................13
         3.10     Obligations Absolute...........................................................................14

ARTICLE IV  [RESERVED]...........................................................................................14

ARTICLE V  AFFIRMATIVE COVENANTS.................................................................................14
         5.1      Repayment of Obligations.......................................................................14
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         5.2      Performance Under Reimbursement Agreement......................................................15
         5.3      Financial and Business Information about the Borrower..........................................15
         5.4      Notice of Certain Events.......................................................................16
         5.5      Corporate Existence............................................................................17
         5.6      Payment of Indebtedness; Performance of Other Obligations......................................17
         5.7      Maintenance of Books and Records; Inspection...................................................17
         5.8      Comply with ERISA..............................................................................17
         5.9      Maintenance of Properties; Conduct of Business.................................................18
         5.10     Insurance......................................................................................18
         5.11     Observe all Laws...............................................................................18
         5.12     Year 2000......................................................................................18
         5.13     Subsidiary Guaranties..........................................................................18

ARTICLE VI  NEGATIVE COVENANTS...................................................................................19
         6.1      Merger and Dissolution; Sale of Assets.........................................................19
         6.2      Acquisitions...................................................................................19
         6.3      Indebtedness...................................................................................19
         6.4      Liens and Encumbrances.........................................................................20
         6.5      Transactions With Related Persons..............................................................20
         6.6      Sale and Leaseback.............................................................................20
         6.7      New Business...................................................................................20
         6.8      Subsidiaries...................................................................................20
         6.9      Guaranties.....................................................................................21
         6.10     Restrictive Transactions.......................................................................21
         6.11     Hazardous Wastes...............................................................................21
         6.12     Fiscal Year....................................................................................21
         6.13     Amendments.....................................................................................21
         6.14     Leverage Ratio.................................................................................21
         6.15     Fixed Charge Coverage Ratio....................................................................21
         6.16     Net Worth......................................................................................22

ARTICLE VII  CONDITIONS TO ISSUANCE OF LETTER OF CREDIT..........................................................22
         7.1      Conditions to Issuance.........................................................................22
         7.2      Additional Conditions Precedent to Issuance of the Letter of Credit............................23
         7.3      Conditions Precedent to Each Tender Advance....................................................23

ARTICLE VIII  DEFAULT............................................................................................24
         8.1      Events of Default..............................................................................24
         8.2      No Remedy Exclusive............................................................................26

ARTICLE IX  PLEDGED BONDS........................................................................................26
         9.1      The Pledge.....................................................................................26
         9.2      Remedies Upon Default..........................................................................27
         9.3      Valid Perfected First Lien.....................................................................27
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         9.4      Release of Pledged Bonds.......................................................................28

ARTICLE X  MISCELLANEOUS.........................................................................................28
         10.1     Indemnification................................................................................28
         10.2     Transfer of Letter of Credit...................................................................29
         10.3     Reduction of Letter of Credit..................................................................29
         10.4     Liability of the Bank..........................................................................29
         10.5     Successors and Assigns.........................................................................30
         10.6     Notices........................................................................................30
         10.7     Amendment......................................................................................30
         10.8     Effect of Delay and Waivers....................................................................30
         10.9     Counterparts...................................................................................31
         10.10    Severability...................................................................................31
         10.11    Payment of Expenses............................................................................31
         10.12    Set Off........................................................................................31
         10.13    Governing Law..................................................................................31
         10.14    References.....................................................................................31
         10.15    Taxes, Etc.....................................................................................32
         10.16    Consent to Jurisdiction........................................................................32
         10.17    Indirect Means.................................................................................32



Exhibit A - Irrevocable Letter of Credit........................................................................A-1
Exhibit B - List of Subsidiaries................................................................................B-1
Exhibit C - Form of Borrower's Counsel Opinion..................................................................C-1
Exhibit D - Form of Bond Counsel Reliance Letter................................................................D-1
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         THIS LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of July 1,
1998 (the "Agreement" or "Reimbursement Agreement"), is by and between BELK,
INC., a Delaware corporation (the "Borrower") and FIRST UNION NATIONAL BANK, a
national banking association organized and existing under the laws of the
United States with its principal offices located in Charlotte, North Carolina
(the "Bank");


                              W I T N E S S E T H:

         WHEREAS, arrangements have been made pursuant to a Trust Indenture dated as of July 1, 1998, between Borrower and First Union National Bank, as Trustee (in such capacity, the "Trustee") (as amended, the "Indenture") for the issuance and sale by the Borrower of its Taxable Variable Rate Demand Revenue Bonds, Series 1998 in the original aggregate principal amount of up to $125,000,000 (the "Bonds"); and

         WHEREAS, in order to enhance the marketability of the Bonds, the Borrower has requested that the Bank issue an irrevocable direct-pay letter of credit in the form attached hereto as Exhibit A (such letter of credit or any successor or substitute letter of credit issued by the Bank herein individually and collectively called the "Letter of Credit") in an amount of up to $126,849,316, of which $125,000,000 will support the principal of the Bonds, and $1,849,316 will support up to 45 days' interest on the Bonds at an assumed rate of twelve percent (12%) per annum;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, including the covenants, terms and conditions hereinafter appearing, and to induce the Bank to issue the Letter of Credit, the Borrower does hereby covenant and agree with the Bank as follows:


                                   ARTICLE I

                                  DEFINITIONS

         1.1 Definitions. The terms defined in this Article I have, for all purposes of this Agreement, the meanings specified hereinabove or in this Article, unless defined elsewhere herein or the context clearly requires otherwise.

         "Affiliate" means, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 5% of the voting securities of such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership or voting securities, by contract or otherwise.

         "Agreement" means this Letter of Credit and Reimbursement Agreement, as the same may from time to time be amended, modified or supplemented in accordance with the terms hereof.

         "Applicable Law" means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

         "Bankruptcy Code" means 11 U.S.C. ss. 101 et seq., as amended.

         "Big Five" means the listing of the largest certified public accounting firms currently comprised of Arthur Andersen, Ernst & Young, KPMG, Deloitte and Touche, and PricewaterhouseCoopers, or any similar listing as may be expanded or reduced in the future.

         "Bond Documents" means, collectively, the Indenture, the Bonds, the Remarketing Agreement, the Placement Agreement, the Private Placement Memorandum and any other documents relating to the issuance of the Bonds, as the same may be amended, modified or supplemented from time to time in accordance with their respective terms.

         "Business Day" means any day not a Saturday, Sunday or legal holiday, on which commercial banks in Charlotte, North Carolina are open for business.

         "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

         "Commitment Letter" means that certain commitment letter from the Bank to the Borrower dated June 25, 1998, and accepted and executed by the Borrower on or before the date of issuance of the Bonds.

         "Comprehensive Income" means comprehensive income of Borrower and Subsidiaries on a consolidated basis determined in accordance with Generally Accepted Accounting Principles.

         "Consistent Basis" means, in reference to the application of Generally Accepted Accounting Principles, that the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preceding period, except as to any changes consented to by the Bank or required by Generally Accepted Accounting Principles.

         "Consolidated Net Income" means, for any period of computation thereof, the net income of the Borrower and its Subsidiaries (excluding extraordinary items) as determined on a



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consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

         "Consolidated Tangible Net Worth" means, at any date of determination, the total stockholders' equity (including Capital Stock, additional paid-in capital and retained earnings after deducting treasury stock), less any intangible assets (excluding Lease Intangibles) of the Borrower and its Subsidiaries and calculated on a consolidated basis in accordance with Generally Accepted Accounting Principles.

         "Contingent Obligation" means, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Borrower and its Subsidiaries, the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

         "Conversion Draft" shall have the meaning as provided in the Letter of Credit.

         "Date of Issuance" means the date of issuance of the Letter of Credit.

         "EBITDA" means, for any period, the aggregate of (i) Consolidated Net Income for such period, plus (ii) the sum of the following: (a) interest expense, (b) federal, state, local and other income taxes, and (c) depreciation, amortization and non-cash charges incurred solely in compliance with FASB Statement of Financial Accounting Standards No. 121, all to the extent taken into account in the calculation of such Consolidated Net Income for such period and determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

          "Environmental Laws" means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations, rules of common law and orders of courts or Governmental Authorities, relating to the protection of human health or occupational safety or the environment, now or hereafter in effect and in each case as amended from time to time, including requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances.



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

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, including any rules and regulations promulgated thereunder.

         "Event of Default" has the meaning specified in Article VIII hereof.

         "Expiration Date" means July 23, 2001, the expiration date of the Letter of Credit, as such date may be extended pursuant to the terms of Section
3.9 hereof.

         "Financing Charges" means those charges owed and allocated to third parties with respect to any on or off balance sheet asset financing transaction to which Borrower or any Subsidiary of Borrower is a party, such transactions to include, without limitation, securitizations, sales to commercial paper conduits, synthetic leases, or other similar financing technique.

          "Fixed Charge Coverage Ratio" means, as of the last day of any fiscal quarter of the Borrower and its Subsidiaries, commencing January 30, 1999, for the consecutive four-quarter period ending on such date (or in the case of the fiscal quarter ending on January 30, 1999, the consecutive three-quarter period ending on such date), the ratio of (i) EBITDA for such period plus, to the extent deducted in arriving at EBITDA, lease, rental and all other payments made in respect of or in connection with operating leases, to (ii) Fixed Charges for such period.

         "Fixed Charges" means, for any period, the aggregate (without duplication) of the following, all determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with Generally Accepted Accounting Principles for such period: (a) interest expense for such period, (b) to the extent deducted in arriving at EBITDA, lease, rental and all other payments made in respect of or in connection with operating leases, (c) Financing Charges, and (d) the aggregate (without duplication) of all scheduled payments of principal on Funded Debt with an original maturity of more than one year required to have been made by the Borrower and its Subsidiaries during such period (whether or not such payments are actually made).

         "Funded Debt" means all Indebtedness for borrowed money of the Borrower and its Subsidiaries on a consolidated basis (including, without limitation, all current maturities and borrowings under short term loans) plus all indebtedness incurred in connection with or arising from any on or off balance sheet asset financing transaction to which Borrower or any Subsidiary of Borrower is a party, such transactions to include, without limitation, securitizations, sales to commercial paper conduits, synthetic leases, or other similar financing technique.

         "Generally Accepted Accounting Principles" means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board and its predecessors or pronouncements of the American Institute of Certified Public Accountants or those principles of accounting which have other substantial authoritative support and are applicable in the circumstances as of the date of application, as such principles are from time to time supplemented or amended.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any central bank thereof, any municipal, local, city or county



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

government, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Hazardous Substances" means any substances or materials (i) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants or toxic substances under any Environmental Law, (ii) that are defined by any Environmental Law as toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (iii) the presence of which require investigation or response under any Environmental Law, (iv) that constitute a nuisance, trespass or health or safety hazard to Persons or neighboring properties, (v) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance or (vi) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedge Agreement" means any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates.

         "Indebtedness" means, with respect to any Person (without duplication), (i) all indebtedness and obligations of such Person for borrowed money or in respect of loans or advances of any kind, (ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (iii) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers' acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (iv) all obligations of such Person to pay the deferred purchase price of property or services, (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all obligations of such Person as lessee under leases that are or are required to be, in accordance with Generally Accepted Accounting Principles, recorded as capital leases, (vii) all Contingent Obligations of such Person and (viii) all indebtedness referred to in clauses (i) through (vii) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.

         "Lease Intangibles" means the amount of lease intangibles appearing on the balance sheet of the Borrower determined in accordance with Generally Accepted Accounting Principles.

         "Leverage Ratio" means, as of the last day of any fiscal quarter, the ratio of (i) Funded Debt as of such date to (ii) EBITDA for the period of four consecutive fiscal quarters then ending.

         "LIBOR Market Index Rate" means, for any day, the fluctuating rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) which is equal to:



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

                  (i) (a) the rate for deposits in Dollars which appears on the Telerate Page 3750 at approximately 11:00 a.m. (London time) on such day for a term equal to one month, from time to time, with each change in such rate to be effective as of the opening of business on the effective date of the change in such rate; provided, that if the day for which such rate is to be determined is not a Business Day, the LIBOR Market Index Rate for such day shall be such rate for the next preceding Business Day; provided further, that if such rate is not reported on Telerate Page 3750, such rate shall be the rate determined by the Bank from another recognized source or interbank quotation, divided by (b) 1.00 minus the reserve requirement (expressed as a percentage) with respect to eurocurrency liabilities prescribed for member banks of the Federal Reserve System by the Board of Governors of the Federal Reserve System from time to time (if and only to the extent that the Bank has eurocurrency liabilities subject thereto) and any other similar reserve requirements imposed against a category of liabilities which includes eurocurrency deposits or a category of assets which includes eurocurrency loans.

                  (ii) If, for any reason, the rate described in clause (i) (a) is not available, such rate shall be the rate per annum at which, in the reasonable opinion of the Bank, Dollars in an amount substantially equal to the amount of the draw under the Letter of Credit are being offered by leading reference banks for settlement in the London interbank market at approximately 11:00 a.m. (London time), on the second Business Day next preceding the applicable date for a term equal to one month.

         "Material Adverse Effect" means, with respect to the Borrower or any of its Subsidiaries, a material adverse effect on the properties, business, prospects, operations or condition (financial or otherwise) of any such Person or the ability of any such Person to perform its obligations under this Agreement, the Letter of Credit or the Indenture, in each case to which it is a party.

         "Permitted Liens" means any of the following liens securing any indebtedness of the Borrower and its Subsidiaries on their property, real or personal, whether now owned or hereafter acquired:

                   (i) Liens of carriers, warehousemen, mechanics, contractors and materialmen incurred in the ordinary course of business for sums not yet due and payable or that are being contested in good faith and in appropriate proceedings and for which bonds have been posted or other security acceptable to the Bank provided, such bonds or other security to be in amounts sufficient to pay off the liens during the pendency of any controversies relating to them;

                  (ii) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or liens to secure the performance of letters of credit, bids, tenders, statutory obligations, leases and contracts (other than for borrowed funds) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;



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

                  (iii) Liens of suppliers of inventory purchased on credit in the ordinary course of business;

                  (iv) Liens for current taxes, assessments or other governmental charges that are not delinquent or remain payable without any penalty or that are being contested in good faith and by appropriate proceedings and if reasonably requested by the Bank, the Borrower shall establish reserves satisfactory to the Bank with respect thereto;

                  (v) Liens securing Indebtedness as permitted by the Bank from time to time; and

                  (vi) Liens set forth on Schedule 1.1

         "Person" means an individual, partnership, corporation, limited liability company, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision or instrumentality thereof.

         "Placement Agreement" shall have the meaning as provided in the Indenture.

         "Pledged Bond Collateral" shall have the meaning as provided in
Section 9.1 hereof.

         "Pledged Bonds" shall have the meaning as provided in Section 9.1 hereof.

         "Private Placement Memorandum" shall have the meaning as provided in the Indenture.

         "Remarketing Agent" shall have the meaning as provided in Section 1101 of the Indenture.

         "Remarketing Agreement" shall have the meaning as provided in the Indenture.

         "State" means the State of North Carolina.

         "Subsidiary" means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time. Unless the context indicates otherwise, all references herein to Subsidiaries are references to Subsidiaries of the Borrower.

         "Tender Advance" has the meaning assigned to that term in Section 3.3 of this Agreement.



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

         "Tender Agent" shall have the meaning as provided in Section 1102 of the Indenture.

         "Tender Draft" has the meaning assigned to that term in the Letter of Credit.

         "Trustee" means any Person or group of Persons at the time serving as trustee under the Indenture.


                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         The Borrower represents and warrants to the Bank (which representations and warranties shall survive the delivery of the documents mentioned herein and the issuance of the Letter of Credit) that:

         2.1 Incorporation. Each of the Borrower and its Subsidiaries is a corporation or limited liability company duly organized, existing and in good standing under the laws of the state of its incorporation, has the power to own its properties and to carry on its business as now being conducted, and is duly qualified as a foreign entity to do business in every jurisdiction in which the nature of its business makes such qualification necessary except where failure to qualify would not have a Material Adverse Effect on the Borrower's or Subsidiaries' business and is in good standing in each such jurisdiction.

         2.2 Power and Authority. Each of the Borrower and its Subsidiaries is duly authorized under all applicable provisions of law to execute, deliver and perform this Agreement and all corporate action on its part required for the lawful execution, delivery and performance hereof and thereof has been duly taken; and this Agreement, upon the due execution and delivery hereof or thereof, will be the valid and binding obligation of the Borrower enforceable in accordance with its terms. Neither the execution of this Agreement, nor the fulfillment of or compliance with the provisions and terms hereof or thereof, will (A) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a violation of or default under, the Articles of Incorporation, Bylaws or any other organizational documents of the Borrower or any Subsidiary, or any agreement or instrument to which the Borrower or any Subsidiary is now a party or any applicable law, regulation, judgment, writ, order or decree to which the Borrower, any Subsidiary or any of their respective properties are subject to the extent such conflict, violation or default would have a Material Adverse Effect on the business of the Borrower or any Subsidiary, taken as a whole or (B) create any lien, charge or encumbrance upon any of the property or assets of the Borrower or any Subsidiary pursuant to the terms of any agreement or instrument to which the Borrower or any Subsidiary is a party or by which it or any of its properties, are bound to the extent such lien, charge or encumbrance would, taken as a whole, have a Material Adverse Effect on the business of the Borrower or any Subsidiary.

         2.3 Financial Condition. The balance sheets of the Borrower and its Subsidiaries for the fiscal year ended as of January 31, 1998 and for the period ending May 2, 1998 and the



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

related statements of income and statement of cash flows for the year and period then ended, copies of which have been furnished to the Bank, are correct and complete in all material respects and fairly present the financial condition of Borrower and its Subsidiaries as at the dates of said balance sheets and the results of their operations for such period. Neither the Borrower nor any of its Subsidiaries has any material direct or contingent liabilities as of the date of this Agreement which are not provided for or reflected in either of the balance sheets dated January 31, 1998 or May 2, 1998 or referred to in notes thereto. All such financial statements have been prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis maintained throughout the period involved. There has been no material adverse change in the business, properties or condition, financial or otherwise, of the Borrower or any of its Subsidiaries since May 2, 1998.

         2.4 Title to Assets. The Borrower and its Subsidiaries have good and marketable title to their respective properties and assets, including the properties and assets reflected in the most recent financial statements and notes thereto described in Section 2.3 hereof, except for such assets as have been disposed of since the date of said financial statements in the ordinary course of business, or as are no longer useful in the conduct of business or where such failure would not have Material Adverse Effect on the business of the Borrower or any Subsidiary, and all such properties and assets are free and clear of all liens, mortgages, pledges, encumbrances or charges of any kind except liens reflected in such financial statements or Permitted Liens.

         2.5 Contingent Liabilities. Neither the Borrower nor any Subsidiary has guaranteed any obligations of others or, to the best of the Borrower's knowledge, is contingently liable in any manner, direct or indirect, except as required or permitted by Sections 5.13, 6.8 and 6.9 hereof.

         2.6 Litigation. There are no pending or, to the best of the Borrower's knowledge, threatened actions, suits or proceedings before any court, arbitrator or governmental or administrative body or agency which may have a Material Adverse Effect on the properties, business or condition, financial or otherwise, of the Borrower or any Subsidiary.

         2.7 Taxes. Each of the Borrower and its Subsidiaries has filed all tax returns required to be filed by it and all taxes due with respect thereto have been paid or adequate provision made therefor.

         2.8 Contract or Restriction. Neither the Borrower nor any Subsidiary is a party to or bound by any contract or agreement or subject to any charter or other corporate restrictions, or subject to the renegotiation of any contract, which does or may have a Material Adverse Effect on its business, properties or condition, financial or otherwise.

         2.9 Trademarks, Franchises and Licenses. Each of the Borrower and its Subsidiaries owns, possesses, or has the right to use all necessary patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights and copyrights to conduct its businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, or copyright of any other Persons.

         2.10 No Default. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of its material obligations, covenants or conditions contained in any agreement or instrument to which it is a party.

         2.11 Governmental Authority. The Borrower has received the written approval of all Governmental Authorities, if any, necessary to carry out the terms of this Agreement, and no further governmental consents or approvals are required in the making or performance of this Agreement by the Borrower and its Subsidiaries.

         2.12 No Untrue Statements. Neither this Agreement nor any reports, schedules, certificates, information, exhibits, agreements or instruments heretofore or simultaneously with the execution of this Agreement delivered to the Bank or the Trustee by the Borrower or any Subsidiary in connection with the negotiation of this Agreement or the issuance and sale of the Bonds contains any material misrepresentation or untrue statement of any material fact or omits to state any material fact necessary to make this Agreement or any such reports, schedules, certificates, information, exhibits, agreements or instruments not materially misleading.

         2.13 ERISA Requirements. Neither the Borrower nor any Subsidiary has incurred any material accumulated funding deficiency within the meaning of ERISA, or incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA) in connection with any employee pension benefit plan established or maintained by it or by any Person under common control with any of them (within the meaning of Section 414(c) of the Internal Revenue Code of 1986, as amended, or of
Section 4001(b) of ERISA), or in which employees of any of them are entitled to participate. No Reportable Event (as defined in ERISA) in connection with any such plan has occurred or is continuing.

         2.14 Pollution and Environmental Control; Hazardous Substances. Each of the Borrower and its Subsidiaries has obtained all permits, licenses and other authorizations which are required under, and is in material compliance with, all Environmental Laws. Neither the Borrower nor any Subsidiary, nor to the Borrower's knowledge any previous owner of any real property owned or occupied by the Borrower or any Subsidiary, has disposed of any Hazardous Substances on any portion of any such real property except in compliance with Applicable Law.



                                  ARTICLE III

                        REIMBURSEMENT AND OTHER PAYMENTS

         3.1 Letter of Credit. The Bank agrees, on the terms and conditions hereinafter set forth, to issue and deliver the Letter of Credit in favor of the Trustee in substantially the form of Exhibit A attached hereto upon fulfillment of the applicable conditions set forth in Article VII hereof. The Bank agrees that any and all payments under the Letter of Credit will be made with the Bank's own funds.

         3.2 Reimbursement and Other Payments. Except as otherwise provided in
Section 3.3 below, the Borrower shall pay to the Bank:

                  (a) on or before 3:00 P.M. (Charlotte, North Carolina time) on the date that any amount is drawn under the Letter of Credit, a sum (together with interest on such sum from the date such amount is drawn until the same is paid, at the rate per annum provided in clause (b) of this Section 3.2) equal to such amount so drawn under the Letter of Credit;

                  (b) on demand, interest on any and all amounts remaining unpaid by the Borrower when drawn hereunder from the date such amounts are drawn until payment thereof in full, at a fluctuating interest rate per annum equal to the LIBOR Market Index Rate plus 2.60%; and

                  (c) on demand, all charges, commissions, costs and expenses set forth in Sections 3.4 and 3.5 hereof.

         3.3 Tender Advances.

                  (a) If the Bank shall make any payment of that portion of the purchase price corresponding to principal and interest of the Bonds drawn under the Letter of Credit pursuant to a Tender Draft and the conditions set forth in Section 7.3 shall have been fulfilled, such payment shall constitute a tender advance made by the Bank to the Borrower on the date and in the amount of such payment (a "Tender Advance"); provided that if the conditions of said Section 7.3 have not been fulfilled, the amount so drawn pursuant to the Tender Draft shall be payable in accordance with the terms of Section 3.2(a) above. Notwithstanding any other provision hereof, the Borrower shall repay the unpaid amount of each Tender Advance, together with all unpaid interest thereon, on the earlier to occur of: (i) such date as any Bonds purchased pursuant to a Tender Draft are resold as provided in
         Section 3.3(d) hereof; (ii) on the date one year following the date of such Tender Advance; or (iii) the Expiration Date. The Borrower may prepay the outstanding amount of any Tender Advance in whole or in part, together with accrued interest to the date of such prepayment on the amount prepaid. The Borrower shall notify the Bank prior to 11:00 A.M. Charlotte, North Carolina time on the date of such prepayment of the amount to be prepaid, except to the extent the prepayment is being made from the proceeds of remarketed bonds.

                  (b) The Borrower shall pay interest on the unpaid amount of each Tender Advance from the date of such Tender Advance until such amount is paid in full, payable monthly, in arrears, on the first day of each month during the term of each Tender Advance and on the date such amount is paid in full, at a fluctuating interest rate per annum equal to the LIBOR Market Index Rate plus 0.60%, provided, that the unpaid amount of any Tender Advance which is not paid when due shall bear interest at a fluctuating interest rate per annum equal to the LIBOR Market Index Rate plus 2.60%, payable on demand and on the date such amount is paid in full.

                  (c) Pursuant to Article IX, the Borrower has agreed that, in accordance with the terms of the Indenture, Bonds purchased with proceeds of any Tender Draft shall be delivered by the Tender Agent to the Bank or its designee to be held by the Bank or its designee in pledge as collateral securing the Borrower's payment obligations to the Bank hereunder. Bonds so delivered to the Bank or its designee shall be registered in the name of the Borrower, as provided for in
         Section 9.1.

                  (d) Prior to or simultaneously with the resale of Pledged Bonds, the Borrower shall prepay the then outstanding Tender Advances (in the order in which they were made) by paying to the Bank an amount equal to the sum of (A) the amounts advanced by the Bank pursuant to the corresponding Tender Drafts relating to such Bonds, plus (B) the aggregate amount of accrued and unpaid interest on such Tender Advances. Such payment shall be applied by the Bank in reimbursement of such drawings (and as prepayment of Tender Advances resulting from such drawings in the manner described above), and, upon receipt by the Bank of a certificate completed and signed by the Trustee in substantially the form of Annex F to the Letter of Credit, the Borrower irrevocably authorizes the Bank to rely on such certificate and to reinstate the Letter of Credit in accordance therewith. Funds held by the Tender Agent as a result of sales of the Pledged Bonds by the Remarketing Agent shall be paid to the Bank by the Tender Agent to be applied to the amounts owing by Borrower to the Bank pursuant to this paragraph (d). Upon payment to the Bank of the amount of such Tender Advance to be prepaid, together with accrued interest on such Tender Advance to the date of such prepayment on the amount to be prepaid, the principal amount outstanding of Tender Advances shall be reduced by the amount of such prepayment and interest shall cease to accrue on the amount prepaid.

         3.4 Commission and Fees.

                  (a) The Borrower shall pay to the Bank a fee or commission
         (i) at the rate of 0.375% per annum for each year from the Date of Issuance to the fifth year anniversary thereof, and (ii) thereafter, at a rate to be determined by the Bank, but not to exceed 0.60%, on the amount available to be drawn under the Letter of Credit (computed on the date that such commission is payable) from and including the Date of Issuance until the Termination Date, payable (x) as to the first year of the initial period for which the Letter of Credit is issued on the Date of Issuance; and (y) thereafter payable annually in advance on the anniversary of the Date of Issuance, provided, however, that after the time period in (x) above and in the absence of a then existing Event of Default, if the Letter of Credit is terminated by the Borrower after such payment is made but prior to the following anniversary of the Date of Issuance, the Bank shall refund to the Borrower the pro rata amount of such payment for the remaining portion of the current period for which the Letter of Credit is issued.

                  (b) The Borrower shall pay to the Bank, upon transfer of the Letter of Credit in accordance with its terms, a transfer fee of $1,000.

                  (c) The Borrower shall pay to the Bank, upon each drawing under the Letter of Credit in accordance with its terms, a fee of $50 per drawing.

         3.5 Increased Costs Due to Change in Law. In the event of any change in any existing or future law, regulation, ruling or other interpretation having influence over the Bank (except for changes in the rate of tax on the overall net income of the Bank) which shall either: (a) impose, modify or make applicable any reserve, special deposit, capital requirement, assessment or similar requirement against the Letter of Credit; or (b) impose on the Bank any other condition regarding the Letter of Credit, and the result of any event referred to in clause (a) or (b) above shall be to increase the cost (including a reasonable allocation of resources) or decrease the yield to the Bank of issuing or maintaining the Letter of Credit (which increase in cost shall be the result of the Bank's reasonable allocation of the aggregate of such cost increases or yield decreases resulting from such events), then, upon demand by the Bank, the Borrower shall immediately pay to the Bank, from time to time as specified by the Bank, additional amounts which shall be sufficient to compensate the Bank for such increased cost or decreased yield. A statement of charges submitted by the Bank shall be conclusive, absent manifest error, as to the amount owed.

         3.6 Computation. All payments of interest, commission and other charges under this Agreement shall be computed on the per annum basis of a year of 360 days and calculated for the actual number of days elapsed.

         3.7 Payment Procedure. All payments made by the Borrower under this Agreement shall be made to the Bank in lawful currency of the United States of America and in immediately available funds at the Bank's office in Charlotte, North Carolina before 12:00 Noon (Charlotte, North Carolina time) on the date when due, except for payments made pursuant to Section 3.2(a).

         3.8 Business Days. If the date for any payment hereunder falls on a day which is not a Business Day, then for all purposes of this Agreement the same shall be deemed to have fallen on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payments of interest or commission, as the case may be.

         3.9 Extension of Expiration Date. The Letter of Credit shall terminate on the earlier of (i) the date of termination pursuant to the terms of the Letter of Credit or (ii) the Expiration Date; provided, that prior to any anniversary of the Date of Issuance, the Bank may, in its sole discretion, extend the applicable Expiration Date for an additional one year period. If extended, the Bank shall notify the Borrower and the Trustee in writing at least one hundred twenty (120) days prior to the anniversary of the Date of Issuance by U.S. certified mail, return receipt requested or express courier that such Expiration Date has been extended. The Bank shall be under no obligation or commitment to extend any applicable Expiration Date and no such obligation or commitment on the part of the Bank shall be inferred from the provisions of this Section 3.9. Failure on the part of the Bank to notify the Borrower and the Trustee as to an extension of the applicable Expiration Date shall be deemed to be a refusal to extend such Expiration Date.

         3.10 Obligations Absolute. The obligations of the Borrower under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

                  (a) any lack of validity or enforceability of the Letter of Credit, the Bonds, any of the other Bond Documents or any other agreement or instrument related thereto;

                  (b) any amendment or waiver of or any consent to departure from the terms of the Letter of Credit, the Bonds, any of the other Bond Documents or any other agreement or instrument related thereto;

                  (c) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against the Trustee, any beneficiary or any transferee of the Letter of Credit (or any Person for whom the Trustee, any such beneficiary or any such transferee may be acting), the Bank or any other Person, whether in connection with this Agreement, the Letter of Credit, the Bond Documents or any unrelated transaction;

                  (d) any statement, draft or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect whatsoever; or

                  (e) the surrender or impairment of any security for the performance or observance of any of the terms of this Agreement.


                                   ARTICLE IV

                                   [Reserved]



                                   ARTICLE V

                             AFFIRMATIVE COVENANTS

         Until all the obligations of the Borrower hereunder to be performed and paid shall have been performed and paid in full, and for so long as the Letter of Credit shall be outstanding, the Borrower covenants and agrees that, unless the Bank consents otherwise in writing:

         5.1 Repayment of Obligations. The Borrower will promptly repay the payment obligations of the Borrower hereunder when due, according to the terms of this Agreement.

         5.2 Performance Under Reimbursement Agreement. The Borrower will, and will cause each of its Subsidiaries to, perform all obligations required to be performed by each of them under the terms of this Agreement and any other agreements now or hereafter existing or entered into between the Borrower, its Subsidiaries and the Bank, subject to any applicable notice and cure provisions contained therein.

         5.3 Financial and Business Information about the Borrower. The Borrower shall deliver to the Bank:

                  (a) As soon as practicable and in any event within 45 days after the close of each fiscal quarter of the Borrower, beginning with the close of the current fiscal quarter for the Borrower and its Subsidiaries on a consolidated basis, balance sheets and statements of income and cash flows for or relating to the quarter then ended, all prepared in accordance with Generally Accepted Accounting Principles (subject to normal year-end adjustments), applied on a Consistent Basis, and certified by the chief financial officer of the Borrower. The requirements of this paragraph shall be fully satisfied upon the delivery to the Bank within the time period specified above of the Borrower's quarterly report on form 10-Q with respect to any fiscal quarter, provided, that the financial statements and accompanying notes are fully disclosed within such filing;

                  (b) As soon as practicable and in any event within 90 days after the close of each fiscal year of the Borrower, beginning with the close of the current fiscal year, an audited consolidated balance sheet of Borrower and its Subsidiaries as of the close of such fiscal year and audited consolidated statements of income and cash flows for the fiscal year then ended prepared by a Big Five independent certified public accounting firm in accordance with Generally Accepted Accounting Principles, applied on a Consistent Basis, and accompanied by a report thereon by such certified public accountants and, with respect to such audited financial statements, containing an opinion that is not qualified with respect to scope limitations imposed by Borrower, as to going concern or with respect to accounting principles followed by Borrower not in accordance with Generally Accepted Accounting Principles;

                   (c) Concurrently with the delivery of the financial statements described in subsection (b) above, a certificate from the independent certified public accountants stating that in making their examination of the financial statements of the Borrower and its Subsidiaries, they obtained no knowledge of the occurrence or existence of any condition or event which constitutes or would constitute, upon the giving of notice or lapse of time or both, any Event of Default, or a statement specifying the nature and period of existence of any such condition or event disclosed by their examination;

                  (d) Concurrently with the delivery of the financial statements described in subsections (a) and (b) above or at such other times as the Bank may reasonably request, a certificate from the chief financial officer of the Borrower certifying to the Bank that to the best of their knowledge after review of this Agreement and appropriate inquiry, the

         Borrower has kept, observed, performed and fulfilled each and every covenant, obligation and agreement binding upon the Borrower contained in this Agreement, accompanied by a worksheet completed in accordance with Generally Accepted Accounting Principles detailing the Borrower's compliance with the financial covenants contained in Sections 6.14,
         6.15 and 6.16 hereto in form satisfactory to the Bank, and that no Event of Default, or any event which with the giving of notice or lapse of time or both would constitute an Event of Default, has occurred or specifying any such Event of Default;

                  (e) Immediately upon issuance, each report to the Securities and Exchange Commission and each notice, financial report or proxy statement rendered to its shareholders;

                  (f) Immediately upon the Borrower's receipt thereof, copies of any management letter or other written communications from certified public accountants the effect of which would have a Material Adverse Effect on the business of the Borrower or any Subsidiary; and

                  (g) Upon the Bank's request, such other information about the financial condition, business or operations of the Borrower and its Subsidiaries as the Bank may from time to time reasonably request.

         5.4 Notice of Certain Events. The Borrower shall promptly, after any officer of the Borrower learns or obtains knowledge of the occurrence thereof, give written notice to the Bank of:

                  (a) any litigation or proceedings brought against the Borrower or any of its Subsidiaries or any attachments, judgments, liens, levies or orders (other than Permitted Liens) that may be placed on or assessed against or threatened against the Borrower or any of its Subsidiaries which are (i) not otherwise covered by insurance or are contested by the insurer and (ii) in the aggregate exceed $5,000,000 in uninsured exposure and the Borrower shall set up such reserves as required by Generally Accepted Accounting Principles.

                  (b) any written notice of a violation received by the Borrower or any of its Subsidiaries from any governmental regulatory body or law enforcement authority which, if such violation were established, might have a Material Adverse Effect on the business of the Borrower or any of its Subsidiaries;

                  (c) any other matter that has resulted in a Material Adverse Effect on the Borrower or any of its Subsidiaries;

                  (d) any breach or violation of or noncompliance with any covenant or condition of this Agreement or any Event of Default hereunder; and

                  (e) any change in the name of the Borrower or any Subsidiary.

         5.5 Corporate Existence. Except as provided in Section 6.1, the Borrower will, and will cause each of its Subsidiaries to, maintain and preserve its corporate existence and all rights, privileges and franchises now enjoyed.

         5.6 Payment of Indebtedness; Performance of Other Obligations. The Borrower will, and will cause each of its Subsidiaries to pay, all material Indebtedness before such Indebtedness shall become past due, all material taxes, assessments and other governmental charges that may be levied or assessed upon it when due and all other material obligations in accordance with customary trade practices, and comply in all material respects with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to any part thereof or to the operation of its business; provided, however, that the Borrower or any Subsidiary may in good faith by appropriate proceedings and with due diligence contest any such Indebtedness, taxes, assessments, governmental charges, acts, rules, regulations, orders and directions that do not in the Bank's reasonable judgment materially and adversely affect the Borrower's business and if requested by the Bank, shall establish reserves reasonably satisfactory to the Bank. The Borrower will, and will cause each of its Subsidiaries to, observe and remain in compliance in all material respects with all laws, ordinances, governmental rules and regulations to which it is subject and obtain all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or the conduct of its business, and observe and perform all covenants and conditions of all material agreements and instruments to which it is a party, where failure to comply would have a Material Adverse Effect on the business of the Borrower or any Subsidiary.

         5.7 Maintenance of Books and Records; Inspection. The Borrower will, and will cause each of its Subsidiaries to, (i) maintain adequate books, accounts and records, and prepare all financial statements required under this Agreement in accordance with Generally Accepted Accounting Principles (subject, in the case of unaudited interim statements, to normal year-end adjustments) and in material compliance with the regulations of any governmental regulatory body having jurisdiction over it; and (ii) permit employees or agents of the Bank at any time during normal business hours and upon reasonable notice to inspect the properties of the Borrower and its Subsidiaries, and to examine or audit the books of the Borrower and its Subsidiaries, accounts and records and make copies and memoranda of them, and to discuss the affairs, finances and accounts of the Borrower with its executive officers, and independent public accountants (and by this provision the Borrower and its Subsidiaries authorize said accountants to discuss the finances and affairs of the Borrower and its Subsidiaries), all at such reasonable times and as often as may be reasonably requested, but in any event at least twice during each fiscal year of the Borrower.

         5.8 Comply with ERISA. The Borrower will, and will cause each of its Subsidiaries to, (i) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to any employee benefit plan, except to the extent that failure to make such payment would not have a Material Adverse Effect on the business of the Borrower or any Subsidiary; (ii) not withdraw from participation in, permit the termination or partial termination of, or permit the occurrence of any other event with respect to any employee benefit plan that could result in liability to the Pension Benefit Guaranty Corporation, except to the extent that such withdrawal, termination, partial termination or occurrence would not have a Material Adverse Effect on the business of the Borrower or any Subsidiary; (iii) notify the Bank as soon as practicable of any "reportable event" (as defined in Section 4043(b) of ERISA) and of any additional act or condition arising in connection with any employee benefit plan which the Borrower or any of its Subsidiaries believe might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States district court of a trustee to administer such plan; and (iv) furnish to the Bank upon the Bank's request, such additional information about any employee benefit plan as may be reasonably requested. Neither the Borrower nor any of its Subsidiaries will permit the occurrence of any "prohibited transaction" (as defined in ERISA).

         5.9 Maintenance of Properties; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, conduct its business in an orderly, efficient and customary manner, keep its properties used in the operations of its business in good working order and condition (normal wear and tear excepted), and from time to time make all needed repairs to, renewals of or replacements of its properties (except where failure to make such repairs, renewals or replacements would not have a Material Adverse Effect on the business of the Borrower or any of its Subsidiaries or to the extent that any of such properties is obsolete or is being replaced) so that the efficiency of such property shall be fully maintained and preserved. The Borrower and its Subsidiaries shall file or cause to be filed in a timely manner all reports, applications, estimates and licenses that shall be required by any Governmental Authority and which, if not timely filed, would have a Material Adverse Effect on the Borrower or any of its Subsidiaries.

         5.10 Insurance. Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses as that of the Borrower and its Subsidiaries.

         5.11 Observe all Laws. The Borrower will conform to and duly observe all laws, regulations and other valid requirements of any regulatory authority with respect to the conduct of its business, except to the extent that failure to do so would not have a Material Adverse Effect on the business of the Borrower or any of its Subsidiaries.

         5.12 Year 2000. The Borrower has taken all action deemed reasonably necessary by Borrower to assure that the Borrower's and its Subsidiaries' computer based systems are able to operate, and effectively process data including dates, on and after January 1, 2000. At the request of the Bank, the Borrower will provide the Bank with assurances acceptable to the Bank of the Borrower's year 2000 compatibility.

         5.13 Subsidiary Guaranties. All Subsidiaries of the Borrower (excluding any Subsidiary operating as an insurance or banking entity) shall, within sixty (60) days of the Date of Issuance, execute and deliver to the Bank a guaranty agreement in form reasonably acceptable to Bank and Borrower, unconditionally guaranteeing the obligations under this Agreement and the Letter of Credit and any Subsidiary created or acquired subsequent to the Date of Issuance (excluding any Subsidiary operating as an insurance or banking entity) shall, within thirty (30) days of the date of creation or acquisition, execute a guaranty agreement supplement in form reasonably acceptable to the Bank and the Borrower; provided, that, subject to the requirements of Section 6.8 hereof, failure to provide such guarantees shall not create or result in an Event of Default, but shall require the Borrower to deliver to the Bank as soon as practicable and in any event within 45 days after the close of each fiscal quarter of the Borrower, beginning with the close of the first fiscal quarter subsequent to the deadline for delivery of the guaranty agreements or guaranty agreement supplements required above, consolidating balance sheets and statements of income and cash flows of the Borrower and its Subsidiaries for or relating to the quarter then ended, all prepared in accordance with Generally Accepted Accounting Principles (subject to normal year-end adjustments and the absence of notes), applied on a Consistent Basis, and certified by the chief financial officer of the Borrower.


                                   ARTICLE VI

                               NEGATIVE COVENANTS

         Until all the obligations of the Borrower hereunder to be performed and paid shall have been performed and paid in full, and for so long as the Letter of Credit shall be outstanding, the Borrower covenants and agrees that, unless the Bank consents otherwise in writing, the Borrower will not, and will not permit any Subsidiary to, either directly or indirectly:

         6.1 Merger and Dissolution; Sale of Assets. Except for the transactions contained on Schedule 6.1, liquidate, windup or dissolve, or enter into any consolidation, merger, share exchange, syndicate or other combination, or sell, lease, transfer or otherwise dispose of, in a single transaction or a series of related transactions, all or substantially all of its business or assets or any portion thereof if such portion of its business or assets represents ten percent (10%) or more of the net revenues, profits or assets of the Borrower or such Subsidiary (except for sales of inventory in the ordinary course of business); provided, that (i) subject to the requirements of Section
6.8 hereof, any Subsidiary may be wound up and dissolved if the proceeds of the dissolution are transferred to the Borrower or another Subsidiary of the Borrower, and (ii) any Subsidiary may be merged into another Subsidiary or into the Borrower.

         6.2 Acquisitions. Except for the transactions contained on Schedule 6.2, acquire the business or all or a substantial portion of the assets of any Person, unless the effect of such acquisition on a pro forma basis measured over a period commencing four (4) fiscal quarters prior to the effective date of the acquisition and continuing thereafter until such acquisition has been effective for a total period of four (4) fiscal quarters would not result in an Event of Default.

         6.3 Indebtedness. Create, incur or suffer to exist any Indebtedness or the equivalent (including any Indebtedness incurred as a general partner or as a joint venturer) except for: (a) the obligations owed to the Bank under this Agreement; (b) the obligations owed by the Borrower under the Indenture or any other Bond Document; (c) current trade accounts payable or accrued by the Borrower or any of its Subsidiaries in the ordinary course of its business, provided that the same shall be paid when due in accordance with customary trade terms unless contested by appropriate proceedings; (d) Indebtedness secured by Permitted Liens; (e) unsecured Indebtedness, provided that the effect of such unsecured Indebtedness on a pro forma basis measured over a period commencing four (4) fiscal quarters prior to the date the unsecured Indebtedness is incurred would not result in an Event of Default; (f) purchase money Indebtedness of the Borrower and its Subsidiaries in an aggregate amount not to exceed $5,000,000 on any date of determination; (g) Indebtedness existing on the Date of Issuance and not otherwise permitted under this Section 6.3, as set forth on Schedule 6.3; and (h) any other Indebtedness specifically permitted by the Bank.

         6.4 Liens and Encumbrances. Create, assume or suffer to exist any lien, deed of trust, mortgage, encumbrance or security interest (including the interest of a conditional seller of goods) securing a charge or obligation, on or of any of its property, real or personal, whether now owned or hereafter acquired, except for (a) Permitted Liens and (b) liens necessary to secure purchase money Indebtedness, subject to the dollar limitation contained in
Section 6.3(f).

         6.5 Transactions With Related Persons. Except as otherwise permitted hereunder, make any loan or advance to, purchase, assume or guarantee any note to or from, or enter into any transaction with, any of its officers, directors, shareholders or Affiliates, or any member of the immediate family of any of its officers, directors, shareholders or Affiliates, or subcontract any operations to any Affiliate, except (a) as otherwise permitted hereunder; (b) for transactions with its officers, directors, shareholders or Affiliates in an aggregate amount not to exceed $2,000,000 in any fiscal year; and (c) in the ordinary course of and pursuant to the reasonable requirements of its business, consistent with past practices and upon fair and reasonable terms that are fully disclosed to the Bank and are no less favorable to it than would obtain in a comparable arm's length transaction with a Person not an Affiliate of the Borrower or such Subsidiary, as the case may be, provided, however, that the restrictions contained in this Section 6.5 shall not prohibit the Borrower or any Subsidiary from entering into any such transactions with another Subsidiary of the Borrower.

         6.6 Sale and Leaseback. Subsequent to the Date of Issuance, enter into any arrangement with any Person providing for the leasing by the Borrower or any of its Subsidiaries of any asset that has been sold or transferred by the Borrower or any of its Subsidiaries to such Person, if the book value of the assets of the Borrower and its Subsidiaries which have been sold and leased back, including the transaction currently being contemplated, in the aggregate represent more than 10% of the book value of the assets of the Borrower and its Subsidiaries as of the Borrower's last fiscal quarter end.

         6.7 New Business. Engage in any business other than the business in which it is currently engaged or a business reasonably related thereto.

         6.8 Subsidiaries. Unless the requirements of Section 5.13 have been satisfied and as otherwise provided on Schedule 6.8, create any new Subsidiary or transfer any assets to a Subsidiary if the formation of such new Subsidiary or the transfer of assets to such Subsidiary would cause any one of the aggregate of net revenues or profits or assets of all the Subsidiaries on a consolidated basis to exceed five percent (5%) of any one of the net revenues or profits or assets of the Borrower and its Subsidiaries on a consolidated basis, unless such new Subsidiary or Subsidiary to which assets are transferred executes and delivers a guaranty agreement supplement in form reasonably acceptable to the Bank and the Borrower, unconditionally guaranteeing the obligations under this Agreement and the Letter of Credit.

         6.9 Guaranties. Guarantee or otherwise, in any way, become liable with respect to the obligations or liabilities of any Person, except for (a) guaranties issued in favor of the Bank; (b) guaranties which do not exceed $10,000,000 in the aggregate at any time; (c) endorsements for collection or deposit in the ordinary course of business; (d) the guaranty by the Borrower of certain letter of credit obligations of Belk International, Inc.; (e) the guaranties by the Subsidiaries pursuant to Sections 5.13 and 6.8 hereof; and
(f) any guaranty by the Borrower or any Subsidiary of any Indebtedness or obligation of the Borrower or any Subsidiary to the extent such Indebtedness or obligation is permitted hereunder.

         6.10 Restrictive Transactions. Enter into any transaction that materially and adversely affects the Borrower's ability to repay any Indebtedness or the obligations hereunder.

         6.11 Hazardous Wastes. Permit, in violation of any federal, state or local laws, regulations or orders, any hazardous or toxic wastes, contaminants, oil, radioactive or other materials the removal of which is required or the maintenance of which is restricted, prohibited or penalized by any federal, state or local agency, authority or governmental unit to be brought on to any real property owned by the Borrower or any Subsidiary, or if so brought or found located thereon, the same shall be immediately removed, if required by Applicable Law, with proper disposal, and all required environmental cleanup procedures shall be diligently undertaken pursuant to all such laws, ordinances and regulations.

         6.12 Fiscal Year. Change its fiscal year end.

         6.13 Amendments. Amend, modify or change in any manner the Borrower's Articles of Incorporation or Bylaws, or any agreement entered into by the Borrower with respect to its Capital Stock, or enter into any new agreement with respect to its Capital Stock if such amendment or new agreement would have an adverse effect on the enforcement of this Agreement or would otherwise have a Material Adverse Effect on the business of the Borrower or any of its Subsidiaries.

         6.14 Leverage Ratio. Permit the Leverage Ratio (i) as of the last day of the first quarter of any fiscal year to be greater than 3.25 to 1.0; (ii) as of the last day of the second quarter of any fiscal year to be greater than
3.25 to 1.0; (iii) as of the last day of the third quarter of any fiscal year to be greater than 3.7 to 1.0; and (iv) as of the last day of any fiscal year to be greater than 3.0 to 1.0.

         6.15 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter to be less than 1.5 to 1.0.

         6.16 Net Worth. Permit Consolidated Tangible Net Worth as of the last day of any fiscal quarter to be less than the sum of (i) $650,000,000, plus
(ii) 50% of Comprehensive Income for each fiscal year, beginning as of the fiscal year ending on January 30, 1999, provided that Comprehensive Income for any such fiscal year shall be taken into account for purposes of this calculation only if positive, plus (iii) 100% of the increase in the stated capital and additional paid-in capital accounts of the Borrower and its Subsidiaries resulting from the issuance or purchase of equity securities (including pursuant to the exercise of options, rights or warrants or pursuant to the conversion of convertible securities) or other Capital Stock, excluding any stock issuance and stock purchase, where the proceeds of the issuance are used to purchase stock from other shareholders or their estates, all determined as of the end of each fiscal year on a consolidated basis in accordance with Generally Accepted Accounting Principles,.


                                  ARTICLE VII

                   CONDITIONS TO ISSUANCE OF LETTER OF CREDIT

         7.1 Conditions to Issuance. The obligation of the Bank to issue the Letter of Credit shall be subject to the Bank's receipt of the following, in form satisfactory to the Bank:

                  (a) two executed counterparts of this Agreement;

                  (b) executed counterparts of each of the Bond Documents (except for the Bonds, as to which a specimen copy may be furnished);

                  (c) an opinion of counsel for the Borrower dated the Date of Issuance addressed to the Bank, and substantially in the form attached hereto as Exhibit C, or otherwise in form and substance acceptable to, the Bank;

                  (d) (i) a copy of the Certificate of Incorporation of the Borrower, certified as of June 8, 1998, by the Secretary of State of the State of Delaware; (ii) a certificate from the Borrower that since June 8, 1998, no change has been made to the Articles of Incorporation of the Borrower; and (iii) a certificate dated no earlier than 60 days prior to the Date of Issuance of the Secretary of State of Delaware as to the good standing of the Borrower;

                  (e) a certificate from the secretary or an assistant secretary of the Borrower certifying to and attaching copies of its bylaws and resolutions of its board of directors authorizing and approving the transactions contemplated by this Agreement and as to the incumbency of each of its officers executing any of such documents;

                  (f) an opinion from Robinson, Bradshaw & Hinson, P.A., Special Bond Counsel, or a letter in substantially the form of Exhibit D hereto consenting to the Bank's reliance on certain opinions delivered by such counsel in form and substance satisfactory to the Bank and its counsel;

                  (g) copies of all governmental approvals required in connection with this transaction, including resolution of the Borrower authorizing the issuance of the Bonds;

                  (h) evidence of payment to the Bank of the initial annual letter of credit commission pursuant to Section 3.4 of this Agreement;

                  (i) an executed counterpart of the Commitment Letter; and

                  (j) such other documents, instruments and certifications as the Bank may reasonably require.

         7.2 Additional Conditions Precedent to Issuance of the Letter of Credit. The obligation of the Bank to issue the Letter of Credit shall be subject to the following further conditions precedent:

                  (a) On the date of issuance the following statements shall be true and the Bank shall have received a certificate signed by an authorized officer of the Borrower, dated the date of issuance, stating that:

                            (i) The representations and warranties contained in
                  Article II of this Agreement and Section 701 of the Indenture, are true and correct on and as of the date of issuance of the Letter of Credit as though made on and as of such date; and

                           (ii) No event has occurred or would result from the
                  issuance of the Letter of Credit, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

                  (b) There shall have been no introduction of or change in, or in the interpretation of, any law or regulation that would make it unlawful or unduly burdensome for the Bank to issue the Letter of Credit, no outbreak or escalation of hostilities or other calamity or crisis affecting the Bank, no suspension of or material limitation on trading on the New York Stock Exchange or any other national securities exchange, no declaration of a general banking moratorium by United States or North Carolina banking authorities, and no establishment of any new restrictions on transactions in securities or on banks materially affecting the free market for securities or the extension of credit by banks.

         7.3 Conditions Precedent to Each Tender Advance. Each payment made by the Bank under the Letter of Credit pursuant to a Tender Draft shall constitute a Tender Advance hereunder only if on the date of such payment the following statements shall be true:

                  (a) The representations and warranties contained in Article II of this Agreement and Section 701 of the Indenture are true and correct on and as of the date of such Tender Advance as though made on and as of such date; and

                  (b) No event has occurred or would result from such Tender Advance, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

Unless the Borrower shall have previously advised the Bank in writing or the Bank has actual knowledge that one or more of the above statements is no longer true, the Borrower shall be deemed to have represented and warranted, on the date of payment by the Bank under the Letter of Credit pursuant to a Tender Draft, that on the date of such payment the above statements are true and correct.


                                  ARTICLE VIII

                                    DEFAULT

         8.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement, whereupon all obligations of the Borrower hereunder, whether then owing or contingently owing, will, at the option of the Bank or its successors or assigns, immediately become due and payable by the Borrower without presentation, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Borrower will pay the reasonable attorneys' fees incurred by the Bank, or its successors or assigns, in connection with such Event of Default, or its successors or assigns, as security for the obligations hereunder:

                  (a) Failure of the Borrower to pay when due (i) any payment of principal, interest, commission, charge or expense referred to in
         Article III hereof, except for amounts owed by the Borrower pursuant to a Tender Advance under Section 3.3 and (ii) any payment of principal or interest referred to in Section 3.3 hereof and such failure shall continue for a period of five (5) Business Days after notice of such failure is given by the Bank to the Borrower; or

                  (b) The occurrence of an "event of default" or an "Event of Default" under any of the Bond Documents or the Indenture; or

                  (c) The Borrower or any Subsidiary defaults in the payment of principal or interest on any other Indebtedness (other than the indebtedness to the Bank arising hereunder) the aggregate outstanding amount of which Indebtedness is in excess of $5,000,000 beyond any period of grace provided with respect thereto, or in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created, if the effect of such default is to cause, or permit the holder or holders of such obligation to cause such obligation to become due prior to its stated maturity; or

                  (d) Any representation, warranty, certification or statement made by the Borrower herein, or in any writing furnished by or on behalf of the Borrower or any Subsidiary pursuant to this Agreement or the Indenture shall have been false, misleading or incomplete in any material respect on the date as of which made; or

                  (e) The Borrower or any Subsidiary defaults in the performance or observance of any agreement, covenant, term or condition binding on it contained herein and such default shall not have been remedied within thirty (30) days (or any shorter period set forth in such agreement or document) after the earlier of: (i) the Borrower having knowledge thereof; or (ii) written notice having been received by it from the Bank; or

                  (f) With respect to the Borrower or any Subsidiary, (i) the commencement of its liquidation or dissolution or the suspension of its business or the entry of an order or decree approving or requiring the same, (ii) the filing by it of a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Reform Act of 1978, as amended (the "Bankruptcy Code"), or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action by it indicating its consent to, approval of, or acquiescence in any such petition or proceeding,
         (iii) the application by it for (or the consent or acquiescence to) the appointment of a receiver or a trustee or an assignment for the benefit of creditors, or (iv) its inability or admission in writing of its inability to pay its debts as they mature; or

                  (g) With respect to the Borrower or any Subsidiary, (i) the filing of an involuntary petition against it in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code or under any other insolvency act or law, state or federal, now or hereafter existing, or the involuntary appointment of a receiver or trustee for it or for all or a substantial part of its property, and the continuance of any of such action for sixty (60) days undismissed or undischarged, or (ii) the issuance of an order for attachment, execution or similar process against any substantial part of its property and the continuance of any such order for sixty (60) days undismissed or undischarged; or

                  (h) The entry of an order in any proceedings against the Borrower decreeing the dissolution or split-up of the Borrower; or

                  (i) The (a) entry of a final judgment against the Borrower or any Subsidiary, which with other outstanding final judgments against the Borrower and its Subsidiaries exceeds an aggregate of $10,000,000 and is not otherwise fully covered by insurance or for which coverage is denied by the insurer, if within thirty (30) days after entry thereof such judgment shall not have been discharged or execution thereof stayed pending appeal or (b) the attachment or levy against any property of the Borrower or any Subsidiary in excess of $1,000,000 in the aggregate which attachment or levy remains undischarged or unstayed for a period of ninety (90) days; or

                  (j) The dissolution or termination of the existence of the Borrower; or

then upon the occurrence of an Event of Default and at any time thereafter, the Bank may (A) pursuant to Section 802 of the Indenture, advise the Trustee that an Event of Default has occurred and instruct the Trustee to declare the principal of all Bonds then outstanding and interest thereon to be immediately due and payable, and (B) proceed hereunder and, to the extent therein provided, under the Bond Documents, in such order as it may elect, and exercise all other rights and remedies available to it at law; and the Bank shall have no obligation to proceed against any Person, to exhaust any other remedy or remedies which it may have, or to resort to any other or particular security, whether held by or available to the Bank.

         8.2 No Remedy Exclusive. No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity.


                                   ARTICLE IX

                                 PLEDGED BONDS

         9.1 The Pledge. The Borrower hereby pledges, assigns, hypothecates, transfers, and delivers to the Bank all its right, title and interest to, and hereby grants to the Bank a first lien on, and security interest in, all right, title and interest of the Borrower in and to the following (hereinafter collectively called the "Pledged Bond Collateral"):

                   (i) all Bonds delivered by the owners thereof to the Tender Agent (as defined in the Indenture) or Remarketing Agent (as defined in the Indenture) and purchased on behalf of the Borrower with proceeds of drawings under the Letter of Credit (the "Pledged Bonds");

                  (ii) all income, earnings, profits, interest, premium or other payments in whatever form in respect of the Pledged Bonds; and

                 (iii) all proceeds (cash and non-cash) arising out of the sale, exchange, collection, enforcement or other disposition of all or any portion of the Pledged Bonds.

The Pledged Bond Collateral shall serve as security for the payment and performance when due of all obligations of the Borrower hereunder. The Borrower shall deliver, or cause to be delivered, the Pledged Bonds to the Bank or to a pledge agent designated by the Bank immediately upon receipt thereof or, in the case of Pledged Bonds held under a book-entry system administered by The Depository Trust Company ("DTC"), New York, New York (or any other clearing corporation), the Borrower shall cause the Pledged Bonds to be reflected on the records of DTC (or such other clearing corporation) as a position held by the Bank (or a pledge agent acceptable to the Bank) as a DTC participant (or a participant in such other clearing corporation) and the Bank (or its pledge agent) shall reflect on its records that the Pledged Bonds are owned beneficially by the Borrower subject to the pledge in favor of the Bank.

         9.2 Remedies Upon Default. If any Event of Default shall have occurred and be continuing, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Bond Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Bond Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Bond Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly waived or released. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Bond Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the obligations of the Borrower hereunder in such order as the Bank may elect, the Borrower remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Bank account for the surplus, if any, to the Borrower. The Borrower agrees that the Bank need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Borrower if it has signed after an Event of Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to the Bank in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the obligations of the Borrower hereunder, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State at that time.

         9.3 Valid Perfected First Lien. The Borrower covenants that the pledge, assignment and delivery of the Pledged Bond Collateral hereunder will create a valid, perfected, first priority security interest in all right, title or interest of the Borrower in or to such Pledged Bond Collateral, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Borrower which would include the Pledged Bond Collateral. The Borrower covenants and agrees that it will defend the Bank's right, title and security interest in and to the Pledged Bond Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.

         9.4 Release of Pledged Bonds. The Pledged Bonds shall not be released:

                  (a) in connection with Pledged Bonds purchased with the proceeds of a Tender Draft, (i) until the Bank shall have been reimbursed in full for any drawings under the Letter of Credit in order to purchase Pledged Bonds or First Union Capital Markets has received the proceeds from the remarketing of the Pledged Bonds, and
         (ii) until the amount available to be drawn under the Letter of Credit shall have been reinstated in an amount equal to the principal amount (and related interest) of the Pledged Bonds to be so released. If the Borrower, or the Remarketing Agent or the Tender Agent on behalf of the Borrower, reimburses the Bank for any such Tender Advances and such payment is accompanied by a certificate completed and signed by the Trustee in substantially the form of Annex F to the Letter of Credit, the Bank or its Agent may release from the lien of this
         Article IX and deliver to the Borrower (or its order) or the Remarketing Agent (if such reimbursement is made by the Remarketing Agent or Tender Agent on behalf of the Borrower or if such Bonds are to be remarketed) Pledged Bonds in a principal amount equal to the amount of such reimbursement; and

                  (b) in connection with Pledged Bonds that are purchased with the proceeds of a Conversion Draft, until the Bank is reimbursed in full pursuant to Section 3.2 hereof with respect to the drawing under the Letter of Credit in connection with the presentation of such Conversion Draft. Upon such reimbursement, there may be released from the lien of this Article IX and delivered to the Borrower (or its order) Pledged Bonds in a principal amount equal to the amount of such reimbursement.

         With respect to a Tender Draft, the Bank will instruct the Tender Agent not to release Pledged Bonds until the Tender Agent receives notice from the Bank that the Letter of Credit has been reinstated in the principal amount of the Pledged Bonds to be released.


                                   ARTICLE X

                                 MISCELLANEOUS

         10.1 Indemnification.

                  (a) The Borrower hereby indemnifies and holds the Bank harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Bank may incur (or which may be claimed against the Bank by any Person): (i) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit, provided that the Borrower shall not be required to indemnify the Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the Bank or failure of the Bank to pay a draw which strictly conforms to the terms of the Letter of Credit or (ii) by reason of or in connection with the execution, delivery or performance of any of the Bond Documents or any transaction contemplated by any thereof. Anything herein to the contrary notwithstanding, nothing in this Section 10.1 is intended or shall be construed to limit the Borrower's reimbursement obligation contained in Article III hereof. Without prejudice to the survival of any other obligation of the Borrower, the indemnities and obligations of the Borrower contained in this Section 10.1 shall survive the payment in full of amounts payable pursuant to Article III and the Expiration Date.

         10.2 Transfer of Letter of Credit. The Letter of Credit may be transferred and assigned in accordance with its terms.

         10.3 Reduction of Letter of Credit.

                  (a) The Letter of Credit is subject to reduction pursuant to its terms.

                  (b) If the amount available to be drawn under the Letter of Credit shall be permanently reduced in accordance with the terms thereof, then the Bank shall have the right to require the Trustee to surrender the Letter of Credit to the Bank and to issue on such date, in substitution for such outstanding Letter of Credit, a substitute irrevocable letter of credit, substantially in the form of the Letter of Credit but with such changes therein as shall be appropriate to give effect to such reduction, dated such date, for the amount to which the amount available to be drawn under the Letter of Credit shall have been reduced.

         10.4 Liability of the Bank. The Borrower, to the extent permitted by applicable law, assumes all risks of the acts or omissions of the Trustee and any beneficiary or transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers, directors, employees, agents or consultants shall be liable or responsible for:

                  (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee or any beneficiary or transferee in connection therewith;

                  (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (c) payment by the Bank against presentation of documents which do not comply on their face with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or

                  (d) any other circumstances whatsoever in any way related to the making or failure to make payment under the Letter of Credit;

In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to comply with the terms of the Letter of Credit, without responsibility for further investigation, regardless of any notice or information to the contrary.

         10.5 Successors and Assigns. This Agreement shall be binding upon the Borrower, its successors and assigns and all rights against the Borrower arising under this Agreement shall be for the sole benefit of the Bank, its successors and assigns, all of whom shall be entitled to enforce performance and observance of this Agreement to the same extent as if they were parties hereto.

         10.6 Notices. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when hand delivered or mailed first class, certified or registered mail, postage prepaid, addressed as follows or to such other address as the parties hereto shall have been given notice pursuant to this Section 10.6:

         The Bank:       First Union National Bank
                         301 South Tryon Street, M-7
                         Charlotte, North Carolina  28288-0742
                         Attention:  Hal A. Telimen

                         also:

                         First Union National Bank
                         301 South Tryon Street, M-2
                         Charlotte, North Carolina  28288-0145
                         Attention:  William W. Tyson

         The Borrower:   Belk, Inc.
                         2801 West Tyvola Road
                         Charlotte, North Carolina 28217-4500
                         Attention:  Luther T. Moore, Esq.

except in cases where it is expressly herein provided that such notice, request or demand is not effective until received by the party to whom it is addressed, in which event said notice, request or demand shall be effective only upon receipt by the addressee.

         10.7 Amendment. This Agreement may be amended, modified or discharged only upon an agreement in writing of the Borrower and the Bank.

         10.8 Effect of Delay and Waivers. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Bank to exercise any remedy now or hereafter existing at law or in equity or by statute, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

In the event any provision contained in this Agreement should be breached by any party and thereafter waived by the other party so empowered to act, such waiver shall be limited to the particular breach hereunder. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Agreement.

         10.9 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.10 Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement, or any part thereof.

         10.11 Payment of Expenses. The Borrower shall be liable for the payment of all fees and expenses, including reasonable attorneys' fees (based on actual hours at standard billing rates and without regard to any statutory presumption), incurred in connection with the preparation, execution, and enforcement of this Agreement, the modification hereof, and the exercise of any rights and remedies of the Bank hereunder. The obligations of the Borrower contained in this Section 10.11 shall survive (i) the payment in full of amounts payable pursuant to Article III and (ii) the Expiration Date.

         10.12 Set Off. Upon the occurrence of an Event of Default hereunder, the Bank is hereby authorized, without notice to the Borrower, to set off, appropriate and apply any and all monies, securities and other properties of the Borrower hereafter held or received by or in transit to the Bank from or for the Borrower, against the obligations of the Borrower irrespective of whether the Bank shall have made any demand hereunder; provided, however, that the Bank hereby waives any such right, and any other right which it may have at law or otherwise to set off and apply such deposits at any time held, if, when and after there shall be a drawing under the Letter of Credit during the pendency of any proceeding by or against the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of either of them or either of their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, custodian, trustee or other similar official for either of them or for any substantial part of either of their property.

         10.13 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina. The Borrower hereby acknowledges that the Letter of Credit shall be governed by and construed in accordance with Uniform Customs and Practice for Documentary Credits (1993 revisions), International Chamber of Commerce Publication No. 500.

         10.14 References. The words "herein", "hereof", "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection.

         10.15 Taxes, Etc. Any taxes (excluding income taxes) payable or ruled payable by federal or state authority in respect of the Letter of Credit or this Agreement shall be paid by the Borrower upon demand by the Bank, together with interest and penalties, if any.

         10.16 Consent to Jurisdiction. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, THE BORROWER HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE COURT WITHIN MECKLENBURG COUNTY, NORTH CAROLINA OR ANY FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA FOR ANY PROCEEDING INSTITUTED HEREUNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY PROCEEDING TO WHICH THE BANK OR THE BORROWER IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BANK OR THE BORROWER. THE BORROWER IRREVOCABLY AGREES TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING. THE BORROWER CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH HEREIN, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID AND PROPERLY ADDRESSED. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         10.17 Indirect Means. Any act which the Borrower is prohibited from doing shall not be done indirectly through a Subsidiary or by any other indirect means.


                          [Signature pages to follow]

         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Agreement to be executed in their respective names and their respective seals to be hereunto affixed and attested by their duly authorized representatives, all as of the date first above written.


                                 THE BORROWER:

                                 BELK, INC.



                                 By:      ____________________________________
ATTEST:                          Title:   ____________________________________


_______________________
Assistant Secretary

(CORPORATE SEAL)

                                   THE BANK:

                                   FIRST UNION NATIONAL BANK



                                   By:      ____________________________________
                                   Title:   ____________________________________

                          IRREVOCABLE LETTER OF CREDIT


                                                            Date: July 23, 1998
                                                   LETTER OF CREDIT NO. S159736



First Union National Bank, as Trustee
Corporate Trust Department
230 South Tryon Street
Charlotte, North Carolina 28288-1179
Attention:  Ms. Shannon Schwartz

Ladies and Gentlemen:

         We (the "Bank") hereby issue to you, First Union National Bank, as Trustee ("you" or the "Trustee") under the Trust Indenture dated as of July 1, 1998 between Belk, Inc. (the "Borrower") and you (as amended or supplemented, the "Indenture"), pursuant to which $125,000,000 Belk, Inc. Taxable Variable Rate Demand Revenue Bonds, Series 1998 (the "Bonds") have been issued, this Irrevocable Letter of Credit No. S159736 (the "Letter of Credit") for the account of the Borrower in the amount of $126,849,316 (the "Initial Stated Amount" and, as from time to time reduced and reinstated as hereinafter provided, the "Amount Available"), of which (i) subject to the provisions below reducing amounts available hereunder, $125,000,000 (as from time to time reduced and reinstated as hereinafter provided, the "Principal Amount Available") shall be available for the payment of principal or the portion of the purchase price corresponding to principal of the Bonds and (ii) subject to the provisions below reducing amounts available hereunder, $1,849,316 (as from time to time reduced and reinstated as hereinafter provided, for the "Interest Amount Available") shall be available for the payment of up to 45 days' interest or the portion of the purchase price corresponding to interest on the Bonds at an assumed rate of twelve percent (12%) per annum. Subject to such aggregate limits and to the conditions set forth herein, funds may be drawn upon hereunder (i) with respect to payment of the unpaid principal amount or the portion of purchase price corresponding to the principal of the Bonds and
(ii) with respect to payment of up to 45 days' interest accrued and payable or the portion of purchase price corresponding to interest accrued on the Bonds on or prior to their stated maturity date. This Letter of Credit is effective immediately and expires as of the close of business at our Presentation Office (as hereinafter defined) on July 23, 2001 (the "Expiration Date") or earlier as hereinafter provided. Prior to any anniversary of the Closing Date, the Bank may, in its sole discretion, extend the applicable Expiration Date for an additional one year period. The Bank shall notify the Borrower and you, or any successor Trustee, in writing at least one hundred twenty (120) days prior to the applicable Expiration Date by U. S. certified mail, return receipt requested or express courier that such Expiration Date has been extended. The Bank shall be under no obligation or commitment to extend any applicable Expiration Date and no such obligation or commitment on the part of the Bank shall be inferred from the provisions of this paragraph. Failure on the part of the Bank to notify the Borrower and you as to an extension of the applicable Expiration Date shall be deemed to be a refusal to extend such Expiration Date. All drawings under this Letter of Credit will be paid with our own funds.

         We hereby irrevocably authorize you to draw on us, in an aggregate amount not to exceed the Amount Available and in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth,
(1) in a single drawing (subject to the provisions contained in the next following paragraph) by your draft drawn on us at sight, presented for payment on a day on which banks in the State of North Carolina are open for the transaction of business of the nature required pursuant to the Indenture (a "Business Day") and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by you in the form of Annex A attached hereto (such draft accompanied by such certificate being your "Interest Draft"), an amount not exceeding the Interest Amount Available on the date of such drawing; (2) in one or more drawings by one or more of your drafts drawn on us at sight, presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written completed certificate signed by you in the form of Annex B attached hereto (any such draft accompanied by such certificate being your "Tender Draft"), an aggregate amount not exceeding the Amount Available on the date of such drawing; (3) in one or more drawings by one or more of your drafts drawn on us at sight, presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by you in the form of Annex C attached hereto (any such draft accompanied by such certificate being your "Partial Redemption Draft"), an aggregate amount not exceeding the Amount Available on the date of such drawing; (4) in a single drawing by your draft drawn on us at sight presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by you in the form of Annex D hereto (any such draft accompanied by such certificate being your "Conversion Draft"), an amount not exceeding the Amount Available on the date of such drawing; and (5) in a single drawing by your draft drawing on us at sight, presented for payment on a Business Day and referring therein to the number of this Letter of Credit, and accompanied by your written and completed certificate signed by you in the form of Annex E attached hereto (such draft accompanied by such certificate being your "Final Draft"), an amount not exceeding the Amount Available on the date of such drawing.

         If you shall draw on us by an Interest Draft and you shall not have received from us within ten (10) calendar days from the date of such drawing a notice to the effect that we have not been reimbursed for such drawing and that the interest portion of the Letter of Credit will not be reinstated, then (x) your right to draw on us in a single drawing by your Interest Draft under clause (1) of the immediately preceding paragraph shall be automatically reinstated and (y) effective as of the eleventh (11th) calendar day from the date of such drawing, you shall again be authorized to draw on us by your Interest Draft in accordance with said clause (1). The provisions of this paragraph providing for the reinstatement of your right to draw on us by your Interest Draft in a succeeding single drawing shall be applicable to each successive drawing by your Interest Draft under clause (1) of the immediately preceding paragraph so long as this Letter of Credit shall not have terminated as set forth below.

         Upon our honoring any Tender Draft presented by you hereunder, the Amount Available under this Letter of Credit shall be automatically reduced by the amount drawn under such Tender Draft, the Principal Amount Available to be drawn hereunder by you shall be automatically reduced by an amount equal to the principal component of such Tender Draft and the Interest Amount Available to be drawn hereunder by you shall be automatically reduced by an amount equal to the amount of the interest component of such Tender Draft.

         Upon our honoring any Partial Redemption Draft presented by you hereunder, the Amount Available under this Letter of Credit shall be automatically and permanently reduced by the amount drawn under any such Partial Redemption Draft, the Principal Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the principal component of such Partial Redemption Draft honored by us hereunder and the Interest Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the amount of the interest which would accrue on an amount of principal equal to the principal component of such Partial Redemption Draft for 45 days at an assumed rate of twelve percent (12%) per annum.

         Upon our honoring any Conversion Draft presented by you hereunder, the Amount Available under this Letter of Credit shall be automatically and permanently reduced by the amount drawn under any such Conversion Draft, the Principal Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the principal component of such Conversion Draft honored by us hereunder, and the Interest Amount Available to be drawn hereunder by you shall be automatically and permanently reduced by an amount equal to the amount of the interest component of any such Conversion Draft honored by us hereunder.

         The Amount Available, the Principal Amount Available and the Interest Amount Available drawn under this Letter of Credit with respect to any Tender Draft shall be reinstated as provided in this paragraph to the extent, but only to the extent, that we are reimbursed by or on behalf of the Borrower in immediately available funds delivered to us at the Presentation Office on or before 3:00 P.M. (Charlotte, North Carolina time) on a Business Day for any amount drawn in respect of principal and interest under any Tender Draft. If we receive such reimbursement by or on behalf of the Borrower, all in strict conformity with the terms and conditions of this Letter of Credit, after 3:00 P.M. (Charlotte, North Carolina time) on a Business Day prior to the termination hereof, such reimbursement will be honored as stated above as if received on the next succeeding Business Day. Any amount received by us from or on behalf of the Borrower in reimbursement of amounts drawn hereunder by a Tender Draft shall, if accompanied by your completed certificate signed by you in the form of Annex F attached hereto, be applied to the extent of the amount received by us and indicated therein to reimburse us for amounts drawn hereunder by your Tender Drafts and we will confirm to you the amount of the Principal Amount Available and the Interest Amount Available reinstated by such reimbursement by delivering to you the executed and completed acknowledgment accompanying the form of Annex F delivered by you in connection with such reimbursement. The Amount Available, the Principal Amount Available and the Interest Amount Available shall be reinstated only in compliance with the provisions of this paragraph.

         Each draft and certificate presented hereunder shall be dated the date of its presentation and each such draft and certificate shall be presented at our office located at 301 South Tryon Street, M-7 Charlotte, North Carolina 28288-0742, Attention: International Operations (or at any other office in the State of North Carolina which may be designated by us by written notice delivered to you at least three Business Days prior to a date on which interest is payable on the Bonds) (the "Presentation Office") and shall be presented on a Business Day. Notwithstanding the foregoing, all drawings hereunder may be made by telecopy to (704) 383-6984 and promptly confirmed by written certificate. As an accommodation and not as a condition, you will endeavor to give the Bank telephonic notice that a draft is being submitted at
(704)374-3028. If we receive any of your drafts and certificates at such office, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 11:00 A.M. (Charlotte, North Carolina time) on a Business Day on or prior to the termination hereof, we will honor the same by initiating the wire of funds by 2:30 P.M. (Charlotte, North Carolina time) on the same day in accordance with your payment instructions. If we receive any of your drafts and certificates at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 11:00 A.M. (Charlotte, North Carolina time) on a Business Day prior to the termination hereof, we will honor the same on the next succeeding Business Day by initiating the wiring of funds by 2:30 P.M. (Charlotte, North Carolina time) in accordance with your payment instructions. If requested by you, payment under this Letter of Credit may be made by wire transfer of Federal Reserve Bank of Richmond funds to your account in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account that you maintain with us.

         In connection with the presentation of any Tender Draft or Conversion Draft, Bonds in aggregate principal amount equal to the principal amount of such Tender Draft or Conversion Draft shall be delivered to the Bank or its designee as promptly as practicable, and in any event within five Business Days after such presentation, registered in the name of the Bank, or its designee, as pledgee of the Borrower, pledged to the Bank pursuant to Section 9.1 of the Letter of Credit and Reimbursement Agreement dated as of July 1, 1998 between the Borrower and us (the "Reimbursement Agreement"). With respect to any Tender Draft, the Bank agrees that it shall not release any Bonds pledged to it until the Trustee shall have received the Bank's executed acknowledgment accompanying the form of Annex F attached hereto notifying the Trustee that the Letter of Credit has been reinstated so that the Amount Available, as so reinstated, shall equal or exceed the aggregate principal and 45 days' interest calculated at an assumed rate of twelve percent (12%) per annum on all Bonds for which drawings are available hereunder after giving effect to such release. With respect to any Conversion Draft, the Bank agrees that it shall not release any Bonds pledged to it until the Bank is reimbursed in full pursuant to Section
3.2 of the Reimbursement Agreement with respect to the drawing under the Letter of Credit in connection with the presentation of such Conversion Draft.

         This Letter of Credit shall terminate upon the earliest of (i) our honoring your Final Draft presented hereunder, (ii) the second day following the date on which we receive a certificate signed by you stating that the interest rate on the Bonds has been converted to a Fixed Rate, (iii) the date on which we receive a certificate signed by you stating that the Borrower has provided and you have accepted an Alternate Credit Facility (as defined in the Indenture) in accordance with the terms of the Indenture which is effective the date of such certificate, (iv) the date on which the Bank receives notice from the Trustee that there are no longer any Bonds Outstanding (as defined in the Indenture) or
(v) the Expiration Date (as extended from time to time pursuant to the provisions hereof).

         Notwithstanding Article 48 of UCP (as defined below), this Letter of Credit is transferable more than once. This Letter of Credit is transferable only in its entirety to any transferee whom you certify to us has succeeded you as Trustee under the Indenture, and may be successively transferred. Transfer of the Amount Available under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate in the form of Annex G attached hereto and payment of the transfer commission referred to therein. Upon such presentation we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue a letter of credit to your transferee with provisions therein consistent with this Letter of Credit.

         This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds or the Indenture), except only the certificates and the drafts referred to herein which are hereby incorporated by reference; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

         Except as otherwise provided herein, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 Revisions), International Chamber of Commerce Publication No. 500 (the "UCP") and, to the extent not inconsistent therewith, the laws of the State of North Carolina. Communications with respect to this Letter of Credit other than presentations of drafts and certificates hereunder shall be in writing and shall be addressed to us at 301 South Tryon Street, M-7, Charlotte, North Carolina 28288-0742, Attention: International Operations, specifically referring to the number of this Letter of Credit.


                                       Very truly yours,

                                       FIRST UNION NATIONAL BANK


                                       By: ____________________________________
                                           Title:   ___________________________

                                    ANNEX A


                    [Form of Certificate for Interest Draft]


             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                           OF UP TO 45 DAYS' INTEREST


                    IRREVOCABLE LETTER OF CREDIT NO. S159736

         The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to First Union National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. S159736 (the "Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                  (1) The Trustee is the Trustee or a Co-Trustee under the Indenture for the holders of the Bonds.

                  (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment of interest on the Bonds, which payment is due and payable on a regular Interest Payment Date (as defined in the Indenture). On the record date for such Interest Payment Date, none of such Bonds for which interest is drawn pursuant to the draft were held of record by the Borrower, or by the Bank, or its designee, as pledgee of the Borrower.

                  (3) [The Interest Draft accompanying this Certificate is the first Interest Draft presented by the Trustee under the Letter of Credit.]* [The Interest Draft last presented by the Trustee under the Letter of Credit was honored and paid by the Bank on ___________________, _______, and the Trustee has not received a notice within ten days of presentation of such Interest Draft from the Bank that the Bank has not been reimbursed.]**

                  (4) The amount of the Interest Draft accompanying this Certificate is $___________. It was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the Interest Amount Available to be drawn by the Trustee under the Letter of Credit.

                  (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the interest amount owing on account of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of ________________, 19__.



                                        FIRST UNION NATIONAL BANK, as Trustee


                                        By: ____________________________________
                                            Name:    ___________________________
                                            Title:   ___________________________


-------------------

* To be used in the Certificate relating to the first Interest Draft only.

** To be used in each Certificate relating to each Interest Draft other than the first Interest Draft.

                                    ANNEX B


                     [Form of Certificate for Tender Draft]


             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
           OF PRINCIPAL PURCHASE PRICE AND PORTION OF PURCHASE PRICE
                  CORRESPONDING TO INTEREST OF BONDS TENDERED


                    IRREVOCABLE LETTER OF CREDIT NO. S159736


         The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to First Union National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. S159736 (the "Letter of Credit"; the terms defined herein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                  (1) The Trustee is the Trustee or a Co-Trustee under the Indenture for the holders of the Bonds.

                  (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, upon a tender of all or less than all of the Bonds, which are Outstanding (as defined in the Indenture), of the unpaid principal amount of the Bonds and accrued interest thereon to be purchased as a result of such tender pursuant to the terms of Article III or Section 203 (except for conversion to the Fixed Rate) of the Indenture (other than Bonds, presently held of record by the Borrower, or by the Bank, or its designee, as pledgee of the Borrower) which payment is due on the date on which this Certificate and the Tender Draft it accompanies are being presented to the Bank.

                  (3) The amount of the Tender Draft accompanying this Certificate is equal to the sum of (i) $____________ being drawn in respect of the payment of unpaid principal of Bonds (other than Bonds presently held of record by the Borrower or by the Bank, or its designee, as pledgee of the Borrower) to be purchased as a result of a tender, which amount does not exceed the Principal Amount Available under the Letter of Credit, and (ii) $_____________ being drawn in respect of the payment of _______ days' [not to exceed 45 days'] accrued and unpaid interest on such Bonds constituting a portion of the purchase price of such Bonds being purchased as a result of a tender, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                  (4) The Trustee shall, pursuant to the Reimbursement Agreement, deliver or cause to be delivered to the Bank or its designee a principal amount of Bonds equal to the principal amount of the Tender Draft accompanying this Certificate as promptly as practicable, and in any event within five Business Days after presentation of the Tender Draft accompanying this Certificate.

                  (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the purchase price of Bonds tendered pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

                  (6) The amount of the Tender Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

         The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Bank's honoring of the Tender Draft accompanying this Certificate, (i) the Amount Available under the Letter of Credit shall be automatically reduced by the aggregate amount of such Tender Draft, (ii) the Principal Amount Available under the Letter of Credit shall be automatically reduced by an amount equal to the amount of the principal component of such draft set forth in paragraph 3 above, and (iii) the Interest Amount Available under the Letter of Credit shall be automatically reduced by an amount equal to the amount of the interest component of such draft set forth in paragraph 3 above, each subject to reinstatement as set forth in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of ______________, ____.



                                        FIRST UNION NATIONAL BANK, as Trustee


                                        By: ____________________________________
                                            Name:    ___________________________
                                            Title:   ___________________________

                                    ANNEX C

               [Form of Certificate For Partial Redemption Draft]


             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                 OF PRINCIPAL AND UP TO 45 DAYS' INTEREST UPON
                               PARTIAL REDEMPTION


                    IRREVOCABLE LETTER OF CREDIT NO. S159736


         The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to First Union National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. S159736 (the "Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                  (1) The Trustee is the Trustee or a Co-Trustee under the Indenture for the holders of the Bonds.

                  (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, upon redemption of less than all of the Bonds which are Outstanding (as defined in the Indenture), of the unpaid principal amount of, and up to 45 days' accrued and unpaid interest on, the Bonds to be redeemed pursuant to the Indenture (other than Bonds presently held of record by the Borrower, or by the Bank, or its designee, as pledgee of the Borrower).

                  (3) The amount of the Partial Redemption Draft accompanying this Certificate is $__________ and is equal to the sum of (i) $________ being drawn in respect of the payment of unpaid principal of Bonds (other than Bonds presently held of record by the Borrower or by Bank, or its designee, as pledgee of the Borrower) to be redeemed, which amount does not exceed the Principal Amount Available under the Letter of Credit and (ii) $__________ being drawn in respect of the payment of ____ days' [not to exceed 45 days'] accrued and unpaid interest on such Bonds, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                  (4) The amount of the Partial Redemption Draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

                  (5) This Certificate and the Partial Redemption Draft it accompanies are dated, and are being presented to the Bank on, the date on which the unpaid principal amount of, and accrued and unpaid interest on, Bonds to be redeemed are due and payable under the Indenture upon redemption of less than all of the Bonds which are Outstanding (as defined in the Indenture).

                  (6) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount of and accrued and unpaid interest on the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

         The Trustee acknowledges that, pursuant to the terms of Letter of Credit, upon the Bank's honoring the Partial Redemption Draft accompanying this Certificate, (i) the Amount Available under the Letter of Credit shall be permanently reduced by the aggregate amount of such Partial Redemption Draft,
(ii) the Principal Amount Available under the Letter of Credit shall be permanently reduced by an amount equal to the amount of the principal component of such draft set forth in paragraph 3 above and (iii) the Interest Amount Available under the Letter of Credit shall be permanently reduced by $____________, which is equal to an amount of interest which would accrue on an amount of principal equal to the principal component set forth in paragraph 3 above for a period of 45 days at a maximum rate of twelve percent (12%) per annum.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _______________, 19__.


                                        FIRST UNION NATIONAL BANK, as Trustee


                                        By: ____________________________________
                                            Name:    ___________________________
                                            Title:   ___________________________

                                    ANNEX D


                   [Form of Certificate for Conversion Draft]


                 CERTIFICATE FOR DRAWING IN CONNECTION WITH THE
                   PAYMENT OF PRINCIPAL PLUS ACCRUED INTEREST
                           UPON A MANDATORY PURCHASE
                              (CONVERSION OF RATE)


                    IRREVOCABLE LETTER OF CREDIT NO. S159736

         The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to First Union National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. S159736 (the "Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                  (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

                  (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, upon a mandatory tender for purchase pursuant to Section 203 of the Indenture upon conversion to a Fixed Rate (as defined in the Indenture) of all or less than all of the Bonds which are Outstanding (as defined in the Indenture), of the unpaid principal amount of, and up to 45 days' accrued and unpaid interest on, the Bonds to be so purchased (other than Bonds presently held of record by the Borrower, or the Bank, or its designee, as pledgee of the Borrower), which payment is due on the date on which this Certificate and the Conversion Draft it accompanies are being presented to the Bank.

                  (3) The amount of the Conversion Draft accompanying this Certificate is $__________ and is equal to the sum of (i) $__________ being drawn in respect of the payment of unpaid principal of Bonds (other than Bonds presently held of record by the Borrower, or by the Bank, or its designee, as pledgee of the Borrower) to be purchased, which amount does not exceed the Principal Amount Available under the Letter of Credit, and (ii) $_____ being drawn in respect of the payment of ____ days' [not to exceed 45 days'] accrued and unpaid interest on such Bonds, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                  (4) The amount of the Conversion Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

                  (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount of, and interest accrued and unpaid on, the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and
         (c) no portion of said amount shall be commingled with other funds held by the undersigned.

                  (6) The Trustee shall, pursuant to the Reimbursement Agreement, deliver or cause to be delivered to the Bank or its agent a principal amount of Bonds equal to the principal amount of the Conversion Draft accompanying this Certificate as promptly as practicable, and in any event within five Business Days after presentation of the Conversion Draft accompanying this Certificate.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of ______________, 19__.



                                     FIRST UNION NATIONAL BANK, as Trustee


                                     By: ____________________________________
                                         Name:    ___________________________
                                         Title:   ___________________________

                                    ANNEX E

                     [Form of Certificate for Final Draft]

             CERTIFICATE FOR DRAWING IN CONNECTION WITH THE PAYMENT
                OF PRINCIPAL PLUS ACCRUED INTEREST, UPON STATED
                OR ACCELERATED MATURITY OR OPTIONAL OR MANDATORY
                             REDEMPTION AS A WHOLE


                    IRREVOCABLE LETTER OF CREDIT NO. S159736


         The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to First Union National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. S159736 (the "Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                  (1) The Trustee is the Trustee or a Co-Trustee under the Indenture for the holders of the Bonds.

                  (2) The Trustee is making a drawing under the Letter of Credit with respect to a payment, either at stated maturity, upon acceleration, or as a result of a redemption as a whole pursuant to the Indenture, of the unpaid principal amount of and up to 45 days' accrued and unpaid interest on, all of the Bonds which are "Outstanding" within the meaning of the Indenture (other than Bonds presently held of record by the Borrower or by the Bank, or its designee, as pledgee of the Borrower).

                  (3) The amount of the Final Draft accompanying this Certificate is $__________ and is equal to the sum of (i) $__________ being drawn in respect of the payment of unpaid principal of Bonds (other than Bonds presently held of record by the Borrower or by the Bank, or its designee, as pledgee of the Borrower), which amount does not exceed the Principal Amount Available under the Letter of Credit, and (ii) $__________ being drawn in respect of the payment of ________ days' [not to exceed 45 days'] accrued and unpaid interest on such Bonds, which amount does not exceed the Interest Amount Available under the Letter of Credit.

                  (4) The amount of the Final Draft accompanying this Certificate was computed in compliance with the terms and conditions of the Bonds and the Indenture and does not exceed the Amount Available under the Letter of Credit.

                  (5) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount and accrued and unpaid interest thereon owing on account of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _______________, 19__.



                                        FIRST UNION NATIONAL BANK, as Trustee


                                        By: ____________________________________
                                            Name:    ___________________________
                                            Title:   ___________________________

                                    ANNEX F

              [Form of Reinstatement Certificate For Tender Draft]

             CERTIFICATE FOR THE REINSTATEMENT OF AMOUNTS AVAILABLE
                 UNDER IRREVOCABLE LETTER OF CREDIT NO. S159736


         The undersigned, a duly authorized officer of the undersigned Trustee (the "Trustee"), hereby certifies to First Union National Bank (the "Bank"), with reference to Irrevocable Letter of Credit No. S159736 (the "Letter of Credit"; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee, as follows:

                  (1) The Trustee is the Trustee or a Co-Trustee under the Indenture for the holders of the Bonds.

                  (2) The amount of $________ paid to you today by or on behalf of the Borrower is a payment made to reimburse you, pursuant to
         Section 3.2 of the Letter of Credit and Reimbursement Agreement dated as of July __, 1998 between the Borrower and the Bank, for amounts drawn under the Letter of Credit by Tender Drafts. The Trustee hereby requests that you reinstate the Letter of Credit upon receipt of such payment in an amount equal to the amount of payment so received.

                  (3) Of the amount referred to in paragraph (2), $__________ represents the aggregate principal amount of Bonds resold or to be sold on behalf of the Borrower.

                  (4) Of the amount referred to in paragraph (2), $__________ represents accrued and unpaid interest on the Bonds.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of ______________, 19__.


                                        FIRST UNION NATIONAL BANK, as Trustee


                                        By: ____________________________________
                                            Name:    ___________________________
                                            Title:   ___________________________

                                                          [attached to Annex F]


                                 ACKNOWLEDGMENT


         The Bank hereby confirms to the Trustee that the Principal Amount Available under the Letter of Credit has been reinstated by the amount $____________ and the Interest Amount Available under the Letter of Credit has been reinstated by the amount of $____________.

         This ______ day of _______________, 19__.



                                        FIRST UNION NATIONAL BANK


                                        By: ____________________________________
                                            Name:    ___________________________
                                            Title:   ___________________________

                                    ANNEX G

                         [Form of Transfer Certificate]

                            INSTRUCTION TO TRANSFER


First Union National Bank
301 South Tryon Street, M-7
Charlotte, North Carolina  28288-0742

Attention:  International Operations

         Re:      Your Irrevocable Letter of Credit No. S159736

Ladies and Gentlemen:

         For value received, the undersigned beneficiary (the "Transferor") hereby irrevocably transfers to:


                         ------------------------------
                              [Name of Transferee]


                         ------------------------------
                                   [Address]


(the "Transferee") all rights of the Transferor with respect to the above-referenced Letter of Credit, including the right to draw under said Letter of Credit in the Amount Available. Said Transferee has succeeded the Transferor as Trustee under that certain Trust Indenture dated as of July 1, 1998 by and between Belk, Inc. and First Union National Bank as initial Trustee thereunder (as amended or supplemented, the "Indenture"), all with respect to the $125,000,000 Belk, Inc. Taxable Variable Rate Demand Revenue Bonds, Series 1998, and has complied with the provisions of the Indenture.

         By virtue of this transfer, the Transferee shall have the sole rights as beneficiary of said Letter of Credit, including sole rights relating to any past or future amendments thereof, whether increases or extensions or otherwise. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the Transferor.

         By its signature below, the Transferee acknowledges that it has duly succeeded the Transferor as Trustee pursuant to the Trust Indenture.

         The advice of such Letter of Credit is returned herewith, along with a transfer fee of $1,000.00, and we ask you to endorse the transfer on the reverse side thereof and to forward it directly to the Transferee with your customary notice of transfer.

                               Very truly yours,


                               FIRST UNION NATIONAL BANK, as Trustee


                               By: _____________________________________________
                                   [insert name and title of authorized officer]

                               (CORPORATE SEAL)



Acknowledged by:

_____________________________
[Insert name of Transferee]


By:      _______________________
         [insert name and title of
         authorized officer]

(CORPORATE SEAL)